UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2023
_______________________________________________________________________
The RealReal, Inc.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________________________

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 400 San Francisco, CA 94133
(Address of Principal Executive Offices, including Zip Code)
(855) 435-5893
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On June 14, 2023, The RealReal, Inc. (the “Company”) held its 2023 annual meeting of stockholders to consider and vote on the three proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2023. The final voting results are set forth below.

Proposal 1 - Election of Class I Directors

The Company’s stockholders elected each of the nominees named below as Class I directors to serve a three-year term ending at the Company’s 2026 annual meeting of stockholders or until her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Caretha Coleman	37,966,167	2,427,916	27,138,644
Karen Katz	38,040,661	2,353,422	27,138,644
Carol Melton	37,965,378	2,428,705	27,138,644

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were as follows:

For	Against	Abstain
65,433,297	1,574,739	524,691

Proposal 3 - Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
36,709,718	3,237,424	446,941	27,138,644
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: June 16, 2023	By:	/s/ Todd Suko
Todd Suko
Chief Legal Officer and Secretary